SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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STEELE RECORDING CORPORATION
(Name of Registrant As Specified In Its Charter)

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STEELE RECORDING CORPORATION
2101 Arrowhead Drive, Suite 101
Carson City, Nevada 89706

INFORMATION STATEMENT
AND
NOTICE OF ACTION TAKEN WITHOUT A MEETING

This Information Statement and Notice of Action Taken Without a Meeting is being furnished by the Board of Directors (the “Board”) of Steele Recording Corporation  (the “Company”, “we”, “our” or “us”) to the holders of our common stock at August 6, 2010 (the “Record Date”) in connection with the approval by written consent of the holders of approximately 73.8% of our voting securities (the “Approving Stockholders”) of the following action (the “Approved Action”).

1.	To ratify and approve an amendment to the Company’s Articles of Incorporation to change its name to “Steele Resources Corporation”.

Pursuant to Section 78.320 of the Nevada Revised Statutes (the “NRS”), any action that may be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Our Board approved the corporate name change on August 3, 2010.  The Company obtained the stockholder approval of the name change by means of a written consent of stockholders, dated August 5, 2010. In light of the fact that stockholders owning over 50% of the Company’s outstanding common stock have approved this amendment to its Articles of Incorporation, no further stockholder action is necessary. Consequently, a stockholder meeting to approve the Approved Action is unnecessary, and our Board decided to forego the expense of having one.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement and Notice of Action Taken Without a Meeting is first being mailed on or about August 12, 2010, to the holders of our outstanding Common Stock as of the Record Date.

ABOUT THE INFORMATION STATEMENT

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s Common Stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

Steele Recording Corporation

Corporate Secretary 2101 Arrowhead Drive, Ste. 101 Carson City, Nevada 89706 Phone: (530) 672-6225

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information statement is being furnished to notify our stockholders as of the close of business on the Record Date of the approval of the Approved Action.

We believe that implementing a name change will better reflect to the public our current business of identifying, acquiring, exploring and, if warranted, developing advanced stage precious metal exploration projects. In addition we have secured the internet rights to use the name “Steele Resources” which will allow us to maintain a more recognizable website.

The planned effective date of the name change is September 1, 2010.  As of that date, the Company’s name change will be effective and will be announced by FINRA the next day. The Company’s OTCBB trading symbol “SELR” will remain unchanged. No replacement share certificates will be issued to existing stockholders as a result of this name change, however new share certificates issued after September 1, 2010 will bear the new corporate name.

WHO IS ENTITLED TO NOTICE?

Holders of each outstanding share of Common Stock on the close of business on the Record Date, which is August 6, 2010, will be entitled to notice of the approval of the Approved Action. Under the NRS, any activities requiring stockholder approval may be taken by obtaining the written consent and approval of the holders of more than 50% of our outstanding voting stock in lieu of a meeting of the stockholders. No action by the minority stockholders in connection with the Approved Action is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the Approved Action consists of the vote of the holders of a majority of the outstanding shares of our Common Stock, each of whom is entitled to one vote per share.  As of the Record Date, 95,555,000 shares of Common Stock were issued and outstanding, of which   stockholders owning collectively 70,600,000 shares representing 73.8% of the shares outstanding (the “Approving Stockholders”) approved the corporate name change.

WHAT VOTE IS REQUIRED TO APPROVE THE APPROVED ACTIONS?

The affirmative vote of a majority of the shares of Common Stock entitled to vote and are outstanding on the Record Date is required for approval of the Approved Action. The approval of the Approving Stockholders was obtained pursuant to a written consent dated as of August 5, 2010. As a result of this written consent, no further stockholder action is necessary.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company’s authorized capitalization consisted of 900,000,000 shares of Common Stock, of which 95,555,000 shares were issued and outstanding.  The total voting shares as of the Record Date consists solely of the outstanding Common Stock. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any additional shares of Common Stock and do not have any dissenters rights. The following stockholders (holding the indicated number of shares) voted in favor of the Approved Action:

Holder	Number of Shares	Percentage
A.Scott Dockter	31,820,000	33.3%
David McClelland	23,980,000	25.1%
Peter Kristensen	14,800,000	15.4%
Total	70,600,000	73.8%

The listed stockholders are collectively referred to in this Information Statement as the “Approving Stockholders.”

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for reasonable out-of-pocket expenses incurred in forwarding such material. This Information Statement will serve as written notice to stockholders pursuant to the Proxy Rules of the U.S. Securities and Exchange Commission (“SEC”).

APPROVED ACTION

To Amend the Articles Of Incorporation To
Reflect a Name Change

The Approving Stockholders of the Company approved an amendment to the Articles of Incorporation to reflect the change of the Company’s name to “Steele Resources Corporation”. The name change will be effective on September 1, 2010 as specified in the Amended Articles of Incorporation filed with the Nevada Secretary of State.  The Company’s Board believes that changing the Company’s name to “Steele Resources Corporation” will better describe the Company’s current business in the precious metals resource sector and distinguish the Company’s current business from its former business of music recording.

ADDITIONAL INFORMATION

PLEASE READ THIS ENTIRE DOCUMENT.  Further information is available by request or can be accessed on the Internet.  We are subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith, file annual and quarterly reports and current reports on Form 8-K with the SEC.  These documents and other information can be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com.  A copy of any public filing is also available, at no charge, by contacting the Corporate Secretary at (530) 672-6225.

By Order of the Board of Directors,

/s/ A. Scott Dockter
A.Scott Dockter
Chief Executive Officer
Carson City, Nevada
August 12, 2010